Exhibit 99.1

News Release

LASALLE HOTEL PROPERTIES REPORTS PRELIMINARY THIRD QUARTER 2018 RESULTS
BETHESDA, MD, October 18, 2018 -- LaSalle Hotel Properties (NYSE: LHO) (“LaSalle” or the “Company”) today announced preliminary results for the third quarter ended September 30, 2018, including net (loss) income, room revenue per available room (“RevPAR”), adjusted EBITDAre and adjusted FFO attributable to common shareholders and unitholders per diluted share/unit. The Company’s preliminary results are summarized below.

	Third Quarter 2018
	Low	High
	(dollars in millions except per share/unit data)

Net loss(1)	$(83.7)	$(83.2)

RevPAR	Approx. + 2.7%
Adjusted EBITDAre(1)	$98.5	$99.0
Adjusted FFO attributable to common shareholders and unitholders per diluted share/unit(1)	$0.73	$0.74

(1) See the discussion of non-GAAP measures and the tables later in this press release for reconciliations from net loss to such measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA for real estate (“EBITDAre”), and adjusted funds from operations (“FFO”).

The Company did not previously provide an outlook for the third quarter 2018.
As previously announced, the Company will report its final financial results for the third quarter 2018 on Thursday, November 1, 2018 after the market closes. Given the pending transaction with Pebblebrook Hotel Trust (“Pebblebrook”), the Company will not host an investor conference call this quarter.
About LaSalle Hotel Properties
LaSalle Hotel Properties is a leading multi-operator real estate investment trust. The Company owns 41 properties, which are upscale, full-service hotels, totaling approximately 10,400 guest rooms in 11 markets in seven states and the District of Columbia. The Company focuses on owning, redeveloping and repositioning upscale, full-service hotels located in urban, resort and convention markets. LaSalle Hotel Properties seeks to grow through strategic relationships with premier lodging groups, including Access Hotels & Resorts, Accor, Benchmark Hospitality, Davidson Hotel Company, Evolution Hospitality, HEI Hotels & Resorts, Highgate Hotels, Hilton, Hyatt Hotels Corporation, IHG, JRK Hotel Group, Inc., Marriott International, Noble House Hotels & Resorts, Outrigger Lodging Services, Provenance Hotels, Two Roads Hospitality, and Viceroy Hotel Group.
Additional Information about the Proposed Merger Transaction and Where to Find It
This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of September 6, 2018, as amended on September 18, 2018, by and among Pebblebrook, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle and LaSalle Hotel Operating Partnership, L.P. In connection with the proposed merger transaction, on September 18, 2018, Pebblebrook filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (which registration statement has not yet been declared effective) that included a preliminary joint proxy statement/prospectus of Pebblebrook and LaSalle that also constitutes a prospectus of Pebblebrook (which joint proxy statement/

prospectus has not yet been declared effective). Pebblebrook and LaSalle also plan to file other relevant documents with the SEC regarding the proposed merger transaction. INVESTORS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. You may obtain a free copy of the preliminary joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by Pebblebrook or LaSalle with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Pebblebrook with the SEC will be available free of charge on Pebblebrook’s website at www.pebblebrookhotels.com or by contacting Pebblebrook’s Investor Relations at (240) 507-1330. Copies of the documents filed by LaSalle with the SEC will be available free of charge on LaSalle’s website at www.lasallehotels.com or by contacting LaSalle’s Investor Relations at (301) 941-1500.
Certain Information Regarding Participants
Pebblebrook and LaSalle and their respective trustees, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018 in connection with Pebblebrook’s 2018 annual meeting of shareholders. You can find information about LaSalle’s executive officers and directors in LaSalle’s definitive proxy statement filed with the SEC on July 30, 2018 in connection with its 2018 special meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Pebblebrook or LaSalle using the sources indicated above.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).
Cautionary Statement Regarding Forward-Looking Statements
This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. The forward-looking statements contained in this press release, including statements regarding the Company’s financial results for the third quarter 2018 and the proposed merger transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with the Company’s ability to obtain the shareholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, (iii) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction, (iv) changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates, (v) increased or unanticipated competition for the Company’s properties, (vi) risks associated with the hotel industry, including competition for guests and meetings from other hotels and alternative lodging companies, increases in wages, energy costs and other operating costs, potential unionization or union disruption, actual or threatened terrorist attacks, any type of flu or disease-related pandemic and downturns in general and local economic conditions, (vii) the availability and terms of financing and capital and the general volatility of securities markets, (viii) the Company’s dependence on third-party managers of its hotels, including its inability to implement strategic business decisions directly, (ix) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act of 1990, as amended, and similar laws, (x) the possible failure of the Company to maintain its qualification as a REIT and the risk of changes in laws affecting REITs, (xi) the possibility of uninsured losses, (xii) risks associated with redevelopment and repositioning projects, including delays and cost overruns, (xiii) the risk of a material failure, inadequacy, interruption or security failure of the Company’s or the hotel managers’ information technology networks and systems, and (xiv) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in its most recently filed reports on Form 10-K and 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not place undue reliance upon forward-looking statements.
For additional information or to receive press releases via e-mail, please visit our website at http://www.lasallehotels.com/
Contacts
LaSalle Hotel Properties
Kenneth G. Fuller or Max D. Leinweber
301-941-1500
or
MacKenzie Partners, Inc.
Bob Marese
212-929-5405
Media:
Joele Frank, Wilkinson Brimmer Katcher
Meaghan Repko / Andrew Siegel
212-355-4449

LASALLE HOTEL PROPERTIES
FFO, Adjusted FFO, EBITDAre and Adjusted EBITDAre
(in millions, except per share/unit data)
(unaudited)

	For the three months ended
	September 30, 2018
	Low	High
Net loss	$(83.7)	$(83.2)
Depreciation and amortization	46.3	46.3
FFO	$(37.4)	$(36.9)
Distributions to preferred shareholders	(4.1)	(4.1)
FFO attributable to common shareholders and unitholders	$(41.5)	$(41.0)
Pre-opening, management transition, severance expenses and other	0.5	0.5
Costs related to the Mergers and unsolicited takeover offers	9.9	9.9
Merger termination fee(1)	112.0	112.0
Hurricane related repairs and cleanup costs, net of property insurance proceeds	(0.4)	(0.4)
Non-cash ground rent	0.4	0.4
Adjusted FFO attributable to common shareholders and unitholders	$80.9	$81.4

Weighted average number of common shares and units outstanding (diluted)	110.7	110.7

Adjusted FFO attributable to common shareholders and unitholders per diluted share/unit	$0.73	$0.74

	For the three months ended
	September 30, 2018
	Low	High
Net loss	$(83.7)	$(83.2)
Interest expense and income tax expense	13.5	13.5
Depreciation and amortization	46.3	46.3
EBITDAre	$(23.9)	$(23.4)
Pre-opening, management transition, severance expenses and other	0.5	0.5
Costs related to the Mergers and unsolicited takeover offers	9.9	9.9
Merger termination fee(1)	112.0	112.0
Hurricane related repairs and cleanup costs, net of property insurance proceeds	(0.4)	(0.4)
Non-cash ground rent	0.4	0.4
Adjusted EBITDAre	$98.5	$99.0

(1)
The Company recorded an expense of $112 million related to its obligation to pay the termination fee under the Blackstone Merger Agreement and a corresponding liability on its balance sheet, as Pebblebrook was required to fund the termination fee under the terms of the merger agreement between LaSalle and Pebblebrook.

Non-GAAP Financial Measures
The Company considers the non-GAAP measures of FFO (including FFO per share/unit), adjusted FFO (including adjusted FFO per share/unit), EBITDA, EBITDAre and adjusted EBITDAre to be key supplemental measures of the Company’s performance and should be considered along with, but not as alternatives to, net income or loss as a measure of the Company’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO, adjusted FFO, EBITDA, EBITDAre and adjusted EBITDAre to be helpful in evaluating a real estate company’s operations.
FFO, adjusted FFO, EBITDA, EBITDAre and adjusted EBITDAre do not represent cash generated from operating activities as determined by GAAP and should not be considered as alternatives to net income or loss, cash flows from operations or any other operating performance measure prescribed by GAAP. FFO, adjusted FFO, EBITDA, EBITDAre and adjusted EBITDAre are not measures of the Company’s liquidity, nor are such measures indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. These measurements do not reflect cash expenditures for long-term assets and other items that have been or will be incurred. FFO, adjusted FFO, EBITDA, EBITDAre and adjusted EBITDAre may include funds that may not be available for management’s discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions and other commitments and uncertainties. To compensate for this, management considers the impact of these excluded items to the extent they are material to operating decisions or the evaluation of the Company’s operating performance.
FFO
The white paper on FFO approved by the National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of properties and items classified by GAAP as extraordinary, plus real estate-related depreciation and amortization and impairment writedowns, and after comparable adjustments for the Company’s portion of these items related to unconsolidated entities and joint ventures. The Company computes FFO consistent with the standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company.
With respect to FFO, the Company believes that excluding the effect of extraordinary items, real estate-related depreciation and amortization and impairments, and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of limited significance in evaluating current performance, can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common shareholders. However, FFO may not be helpful when comparing the Company to non-REITs.
EBITDA and EBITDAre
EBITDA represents net income or loss (computed in accordance with GAAP), excluding interest expense, income tax, depreciation and amortization. The white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate” approved by NAREIT defines EBITDAre as net income or loss (computed in accordance with GAAP), excluding interest expense, income tax, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change of control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and after comparable adjustments for the Company’s portion of these items related to unconsolidated affiliates. The Company computes EBITDAre consistent with the standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company.
With respect to EBITDA, the Company believes that excluding the effect of non-operating expenses and non-cash charges, and the portion of these items related to unconsolidated entities, all of which are also based on historical cost accounting and may be of limited significance in evaluating current performance, can help eliminate the accounting effects of depreciation and amortization, and financing decisions and facilitate comparisons of core operating profitability between periods and between REITs, even though EBITDA also does not represent an amount that accrues directly to common shareholders. In addition, the Company believes the presentation of EBITDAre, which adjusts for certain additional items including gains on sale of property, allows for meaningful comparisons with other REITs and between periods and is more indicative of the ongoing performance of its assets.

Adjusted FFO and Adjusted EBITDAre
The Company presents adjusted FFO (including adjusted FFO per share/unit) and adjusted EBITDAre, which measures are adjusted for certain additional items, including impairment losses (to the extent included in EBITDAre), loss from extinguishment of debt, acquisition transaction costs, costs associated with management transitions or the departure of executive officers, costs associated with the recognition of issuance costs related to the redemption of preferred shares, non-cash ground rent and certain other items. The Company excludes these items as it believes it allows for meaningful comparisons with other REITs and between periods and is more indicative of the ongoing performance of its assets. As with FFO, EBITDA and EBITDAre, the Company’s calculation of adjusted FFO and adjusted EBITDAre may be different from similar adjusted measures calculated by other REITs.